UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2009
SPANISH BROADCASTING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27823	13-3827791
(State or other jurisdiction	(Commission	(IRS Employer Identification No.)
of incorporation)	File Number)

2601 South Bayshore Drive, PH II, Coconut Grove, Florida	33133
(Address of principal executive offices)	(Zip Code)
(305) 441-6901
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 15, 2008, Spanish Broadcasting System, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1.
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     On May 12, 2009, the Board of Directors of the Company approved certain amendments to the Company’s Code of Business Conduct and Ethics (the “Code of Ethics”), which applies to all of the directors, officers and employees of the Company and its subsidiaries. The Code of Ethics was amended to clarify and expand the Company’s policies with respect to, among other things: (a) conflict of interest, (b) records and information created in the business setting, (c) accuracy of financial reports and other public communications, and (d) reporting procedures. A copy of the amended Code of Ethics is available on the Company’s website at http://www.spanishbroadcasting.com.
     The foregoing description of the amendments to the Code of Ethics is qualified in its entirety by reference to the amended Code of Ethics, which is attached as Exhibit 14.1, and incorporated herein by reference.
Item 8.01 Other Events.
     The annual meeting of the stockholders of the Company will be held on Wednesday, June 3, 2009 (the “Annual Meeting”). The close of business on Thursday, April 16, 2009, was the record date for determining the stockholders of the Company who are entitled to notice of, and to vote at, the Annual Meeting.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
14.1	- Spanish Broadcasting System, Inc. Code of Business Conduct and Ethics.

99.1	- Press Release of Spanish Broadcasting System, Inc., dated May 15, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPANISH BROADCASTING SYSTEM, INC. (Registrant)
May 15, 2009	By:	/s/ Joseph A. García
Joseph A. García
Chief Financial Officer, Chief Administrative Officer, Senior Executive Vice President and Secretary

Exhibit Index

Exhibit No.	Description

14.1	- Spanish Broadcasting System, Inc. Code of Business Conduct and Ethics.

99.1	- Press Release of Spanish Broadcasting System, Inc., dated May 15, 2009.

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